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Exhibit 10.17

FIFTH AMENDMENT TO LOAN AGREEMENT

        This FIFTH AMENDMENT TO LOAN AGREEMENT (this "Amendment"), dated as of December 21, 2007, is entered into by and among CASCADE CORPORATION, an Oregon corporation, (the "Borrower"), the several financial institutions party as of the date hereof to the Loan Amendment referred to below (collectively called the "Lenders" and individually called a "Lender"), and BANK OF AMERICA, N.A., as agent for itself and the Lenders (in such capacity, the "Agent").

RECITALS

        A.    The Borrower, the Lenders and the Agent are parties to a Loan Agreement, dated as of February 28, 2003 (as amended from time to time, the "Loan Agreement").

        B.    Pursuant to the Loan Agreement, the Lenders have extended and are continuing to extend certain credit facilities to the Borrower.

        C.    The Borrower, the Agent and the Lender desire to increase the Aggregate Commitments, as defined in the Loan Agreement, from $125,000,000 to $150,000,000, along with certain other modifications.

        D.    The Agent and Lenders are willing to amend the Loan Agreement, but only as provided, and subject to the terms and conditions contained, in this Amendment.

        THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.    Defined Terms.    Unless otherwise defined herein, each capitalized term used herein shall have the meaning assigned thereto in the Loan Agreement.

          2.    Amendment to Loan Agreement.    Upon the effectiveness of, and subject to the terms and conditions contained in, this Amendment:

            (a)   Section 2.1(a) is hereby amended to revise each Lender's "Commitment Amount," and delete the allocation of "Aggregate Commitments" between the Lenders and replace it with the following:

Lender	Percentage Interest	Commitment Amount
Bank of America	60.00%	$90,000,000
Union Bank	40.00%	$60,000,000

Total	100.00%	$150,000,000

            Pursuant to the schedule set forth below, the Aggregate Commitments shall be reduced by $1,250,000 on a quarterly basis beginning on March 31, 2008, and continuing on the last day of each subsequent quarter for so long as this credit facility is outstanding. The Lenders'

    respective percentage interests shall remain unchanged as the Aggregate Commitments are reduced.

Period	Aggregate Commitments
From the date of this Amendment through and including March 31, 2008	$150,000,000
April 1, 2008 through June 30, 2008	$148,750,000
July 1, 2008 through September 30, 2008	$147,500,000
October 1, 2008 through December 31, 2008	$146,250,000
January 1, 2009 through March 31, 2009	$145,000,000
April 1, 2009 through June 30, 2009	$143,750,000
July 1, 2009 through September 30, 2009	$142,500,000
October 1, 2009 through December 31, 2009	$141,250,000
January 1, 2010 through March 31, 2010	$140,000,000
April 1, 2010 through June 30, 2010	$138,750,000
July 1, 2010 through September 30, 2010	$137,500,000
October 1, 2010 through December 31, 2010	$136,250,000
January 1, 2011 through March 31, 2011	$135,000,000
April 1, 2011 through June 30, 2011	$133,750,000
July 1, 2011 through September 30, 2011	$132,500,000
October 1, 2011 through December 7, 2011	$131,250,000

          3.    Representations and Warranties.    The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

            (a)   No Default or Event of Default has occurred and is continuing.

            (b)   The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including any Governmental Person) in order to be effective and/or enforceable. Each of this Amendment and the Loan Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it, without defense, counterclaim or offset, in accordance with its terms (subject to the waivers set forth in this Amendment), except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforceability of creditors' rights.

            (c)   All representations and warranties of the Borrower contained in the Loan Agreement and the statements set forth in the recitals of this Amendment are true and correct on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), in each case, other than (i) those that would not be true and correct but for the effectiveness of this Amendment, and (ii) with respect to Section 5.16 of the Loan Agreement, as otherwise disclosed to the Agent.

            (d)   The Borrower is entering into this Amendment on the basis of its own business judgment, without reliance upon the Agent, any Lender or any other Person.

          4.    Effective Date.    This Amendment will become effective as of the date first set forth above (the "Effective Date"), provided that each of the following conditions precedent is satisfied on or before the Effective Date:

            (a)   the Agent has received, in sufficient number for each Lender, duly executed originals (or, if elected by the Agent, an executed facsimile copy, to be followed promptly by delivery of executed originals) of this Amendment, executed by the Borrower and each of the Lenders and acknowledged by the Agent, together with the Guarantor Acknowledgment and Consent attached hereto, executed by each Guarantor, and such other documentation as Agent shall reasonably require, including, but not limited to, resolutions authorizing the transaction described herein, and officer's certificates.

            (b)   all of the representations and warranties contained herein (or incorporated herein by reference) are true and correct as of the Effective Date.

          5.    No Further Amendments.    Other than the specific amendments of the Loan Agreement as set forth in Section 2 hereof: (i) nothing contained herein shall be deemed a waiver of any provision, or any other existing or future noncompliance with any provision, of the Loan Agreement (including the Loan Agreement as amended hereby); and (ii) all of the terms, covenants and provisions of the Loan Agreement are and shall remain in full force and effect.

          6.    Miscellaneous.

            (a)   All references in the Loan Agreement and in the other Loan Documents to the Loan Agreement shall henceforth refer to the Loan Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Loan Agreement. This Amendment is a Loan Document.

            (b)   This Amendment is made pursuant to Section 10.1 of the Loan Agreement and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

            (c)   This Amendment shall be governed by and construed in accordance with the law of the State of Oregon.

            (d)   This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by delivery of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower (or Guarantor) shall bind such Lender or the Borrower (or Guarantor), respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

            (e)   If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Loan Agreement, respectively.

            (f)    Each of the provisions set forth in Section 10 of the Loan Agreement is incorporated herein by this reference and made applicable to this Amendment.

            (g)   The Borrower covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

            (h)   UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

CASCADE CORPORATION, as the Borrower		BANK OF AMERICA, N.A., as Agent
By:	/s/ JOHN CUSHING	By:	/s/ TIFFANY SHIN
Name:	John Cushing	Name:	Tiffany Shin
Title:	Treasurer	Title:	Assistant Vice President
	December 21, 2007		December 21, 2007
BANK OF AMERICA, N.A., as a Lender		UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ ERIC EIDLER	By:	/s/ STEPHEN SLOAN
Name:	Eric Eidler	Name:	Stephen Sloan
Title:	Senior Vice President	Title:	Vice President
	December 21, 2007		December 21, 2007

GUARANTOR ACKNOWLEDGMENT AND CONSENT

        The undersigned Guarantor hereby: (i) acknowledges and consents to the terms, and the execution, delivery and performance, of the foregoing Amendment (the "Amendment") (without implying the need for any such acknowledgment or consent); and (ii) represents and warrants to the Agent and the Lenders that, both before and after giving effect to the Amendment: (A) its Guaranty remains in full force and effect as an enforceable obligation of such Guarantor (except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforceability of creditors' rights), without defense, counterclaim or offset; and (B) it is in compliance with all of its covenants contained in its Guaranty and in each other Loan Document applicable to it. The undersigned further represents and warrants to the Agent and the Lenders that the execution and delivery by such Guarantor of, and the performance by such Guarantor of its obligations under, this Guarantor Acknowledgment and Consent, have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by any Person (including, without limitation, any Governmental Person) in order to be effective and/or enforceable. The undersigned remakes as of the Effective Date (as defined in the Amendment) all of the representations and warranties made by it under its Guaranty. Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the Loan Agreement (as defined in the Amendment).

        IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guarantor Acknowledgment and Consent by its duly authorized officer as of December 21, 2007.

PSM LLC
By:	/s/ JOHN CUSHING
Name:	John Cushing
Title:	Treasurer
December 21, 2007

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FIFTH AMENDMENT TO LOAN AGREEMENT